                                                                     EXHIBIT 4.6

               FIRST AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


         THIS FIRST AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (the "AGREEMENT") is made as of this 25th day of April, 2000, by and among DigitalConvergence.:Com Inc., a Delaware corporation (the "COMPANY"), certain of the "SERIES A INVESTORS" (as defined below), the "SERIES B INVESTORS" (as defined below), the "SERIES C INVESTORS" (as defined below) (the Series A Investors, the Series B Investors and the Series C Investors are, collectively, the "INVESTORS" and each individually, an "INVESTOR"), NBC-DCCI Holding, Inc. ("NBC"), certain stockholders listed on the signature pages hereto under the heading Inside Stockholders (the "INSIDE STOCKHOLDERS") and certain other stockholders listed on the signature pages hereto under the heading Outside Stockholders (the "OUTSIDE STOCKHOLDERS") (the Investors, the Inside Stockholders and the Outside Stockholders shall be collectively referred to as the "STOCKHOLDERS").

                                    RECITALS

         WHEREAS, each of the Stockholders now or may hereafter own equity securities of the Company (including, without limitation, shares of the Company's Common Stock, $0.01 par value per share (the "COMMON STOCK"), any class or series of preferred stock (including, without limitation, shares of the Company's Series A Convertible Preferred Stock, $0.01 par value per share (the "SERIES A PREFERRED"), shares of the Company's Series B Convertible Preferred Stock, $0.01 par value per share (the "SERIES B PREFERRED"), and shares of the Company's Series C Convertible Preferred Stock, $0.01 par value per share (the "SERIES C PREFERRED")), options, warrants, instruments convertible or exchangeable into such securities or rights to acquire such securities (collectively, the "SECURITIES"));

         WHEREAS, (i) the Company and the purchasers of its Series A Preferred (the "SERIES A INVESTORS") are parties to that certain Stock Purchase Agreement, dated as of September 29, 1999 (the "SERIES A PURCHASE AGREEMENT"),
(ii) the Company and the purchasers of its Series B Preferred (the "SERIES B INVESTORS") are parties to that certain Stock Purchase Agreement, dated as of the date hereof (the "SERIES B PURCHASE AGREEMENT"), and (iii) the Company and the purchasers of its Series C Preferred (the "SERIES C INVESTORS") are parties to that certain Stock Purchase Agreement, dated as of the date hereof (the "SERIES C PURCHASE AGREEMENT") (the Series A Purchase Agreement, the Series B Purchase Agreement, and the Series C Purchase Agreement are collectively, the "PURCHASE AGREEMENTS" and each individually, a "PURCHASE AGREEMENT");

         WHEREAS, the Company and NBC are parties to those certain Warrant Agreements, both dated as of April 20, 2000;

         WHEREAS, this Agreement amends and restates the Stockholders' Agreement dated as of September 29, 1999 among the Series A Investors, the Company and the other parties thereto;

         WHEREAS, the obligations of the Investors under the Purchase Agreements are conditioned, among other things, upon the execution and delivery of this Agreement by the Investors, the Inside Stockholders, the Outside Stockholders and the Company;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereto agree as follows:

         1.       DEFINITIONS.

                  (a) "AFFILIATE" shall mean, with respect to any individual, corporation, limited liability company, partnership, limited partnership, joint venture, joint stock company, firm, company, syndicate, trust, estate, association, governmental authority, business, organization or any other incorporated or unincorporated entity (each a "PERSON"), any other Person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person.

                  (b) "CO-SALE PRO RATA SHARE" shall mean the ratio that (i) the sum of the number of shares of Common Stock then held by the Eligible Seller (as defined herein) and the number of shares of Common Stock issuable upon exercise of any vested options, vested warrants, or convertible securities (including, without limitation, the Preferred Stock) then held by such Eligible Seller bears to (ii) the sum of the total number of shares of Common Stock then held by all Eligible Sellers and the number of shares of Common Stock issuable upon exercise of any vested options, vested warrants, or convertible securities (including, without limitation, the Preferred Stock) held by all Eligible Sellers plus the number of shares of Common Stock then held by the Stockholder or Permitted Transferee proposing to sell his or its shares of Common Stock.

                  (c) "ELECTING OFFEREE" has the meaning set forth in SECTION 2(a).

                  (d) "ELIGIBLE OFFEREE" has the meaning set forth in SECTION 2(a).

                  (e) "ELIGIBLE SELLER" has the meaning set forth in SECTION 3.

                  (f) "GAAP" shall mean generally accepted accounting principles consistently applied.

                  (g) "NEW SECURITIES" shall mean any shares of capital stock of the Company, including Common Stock and any series of preferred stock, whether now authorized or not, and rights, options or warrants to purchase said shares of capital stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said shares of capital stock. Notwithstanding the foregoing, "NEW SECURITIES" does not include (i) Common Stock offered to the public generally pursuant to a registration statement under the Securities Act in connection with a Qualified Public Offering, (ii) securities issued or sold in connection with the Option Pool, net of repurchases, cancellations and expirations (without exercise) of such securities, (iii) stock issued in connection with any Recapitalization by the Company, (iv) stock issued in connection with an acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of assets, reorganization or otherwise that has been approved by the Investors or for which no approval of the Investors is required by this Agreement, (v) the shares of Preferred Stock issued pursuant to the Series B Purchase Agreement or the Series C Purchase Agreement or shares issued upon conversion thereof,
(vi) the warrants issued to NBC pursuant to the Warrant Agreements, both dated as of April 20, 2000, or shares of Common Stock issuable upon exercise thereof, (vii) the warrants issued to Belo Enterprises, Inc. pursuant to that certain Warrant Agreement, dated as of September 29, 1999, or shares of Common Stock issuable upon exercise thereof, or (viii) stock issued in connection with the potential merger described in SCHEDULE 2.23 to the Series B Purchase Agreement and the Series C Purchase Agreement.

                  (h) "PERMITTED TRANSFEREE" shall mean a Stockholder's, NBC's or any Permitted Transferee's, as the case may be, Affiliate, spouse and descendants (whether natural or adopted), any spouses of such descendants, any trust for the benefit of such person or persons, a legal guardian for any minor descendants (whether natural or adopted) or any of the foregoing, provided that such Permitted Transferee agrees to be bound by the terms of this Agreement. With respect to the Investors, NBC or any Outside Stockholders, a Permitted Transferee shall also be deemed to include (i) any general or limited partner or principal of the Investor and (ii) any fund affiliated with the Investor.

                  (i) "PREFERRED STOCK" shall mean the Series A Preferred, the Series B Preferred and the Series C Preferred.

                  (j) "PRO RATA SHARE" shall mean the ratio that (i) the sum of the total number of shares of Common Stock which are then held by an Investor, or NBC and those which such Investor or NBC has the right to obtain pursuant to exercise or conversion of any vested option, vested warrant, vested right or convertible security (including the Preferred Stock) bears to
(ii) the sum of the total number of shares of Common Stock then outstanding and which are issuable pursuant to exercise or conversion of any then outstanding vested options, vested warrants, vested rights or convertible securities (including the Preferred Stock).

                  (k) "QUALIFIED PUBLIC OFFERING" shall mean the closing of an underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933 in which: (i) the gross proceeds equal or exceed $75,000,000 and (ii) the aggregate market value of the Common Stock of the Company immediately prior to the closing of the underwritten public offering, but assuming the conversion of each then outstanding share of Preferred Stock (and determined utilizing the offering price in such underwriting), equals or exceeds $750,000,000.

                  (l) "RECAPITALIZATION" shall mean any stock split, stock dividend, combination, recapitalization or other similar event occurring after the date hereof.

                  (m) "REMAINING PRO RATA SHARE" shall mean the ratio that (i) the sum of the number of shares of Common Stock then held by each Eligible Offeree (as defined herein) and the number of shares of Common Stock issuable upon exercise of any vested options, vested warrants or convertible securities (including, without limitation, the Preferred Stock) then held by such

Eligible Offeree bears to (ii) the sum of the total number of shares of Common Stock then held by all Eligible Offerees and the number of shares of Common Stock issuable upon exercise of any vested options, vested warrants or convertible securities (including, without limitation, the Preferred Stock) then held by all Eligible Offerees.

                  (n) "SALE TRANSACTION" shall mean the consolidation or merger of the Company with or into any other corporation or business entity (other than with or into a wholly-owned domestic Subsidiary of the Company), the sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company, or the liquidation, dissolution, winding-up or reorganization of the Company.

                  (o) "SELLING INSIDE STOCKHOLDER" has the meaning set forth in SECTION 2(a).

                  (p) "STOCK OPTION PLAN" shall mean any stock option, stock purchase, stock award or other incentive plan of the Company, including the Company's 1999 Stock Option Plan, as amended.

                  (q) "SUBSIDIARY" shall mean any corporation, partnership, joint venture or other legal entity in which the Company owns, directly or indirectly, an equity interest.

         2.       RIGHT OF FIRST REFUSAL - OTHER STOCKHOLDERS.

                  (a) In the event that any Inside Stockholder (a "SELLING INSIDE STOCKHOLDER") (or a Permitted Transferee of a Selling Inside Stockholder) proposes to transfer any of their Securities, such Selling Inside Stockholder or such person's Permitted Transferee shall give the Investors, NBC, the Outside Stockholders or their Permitted Transferees (collectively, the "ELIGIBLE OFFEREES") written notice of the price, terms and conditions of the proposed sale. Each Eligible Offeree shall have thirty (30) days from the date of receipt of any such notice to agree to purchase up to its Remaining Pro Rata Share of such Securities, for the price and upon the terms and conditions specified in the notice, by giving written notice to such Selling Inside Stockholder or such person's Permitted Transferee stating therein the quantity of Securities to be purchased up to such person's Remaining Pro Rata Share. If any Eligible Offeree fails to agree to purchase its full Remaining Pro Rata Share within such thirty (30) day period, the Selling Inside Stockholder or such person's Permitted Transferee selling such Securities will give the Eligible Offerees who did so agree (the "ELECTING OFFEREES") notice of the number of Securities which were not subscribed for. Such notice may be by telephone if followed by written confirmation within two (2) days. The Electing Offerees shall have fifteen (15) days from the date of such second notice to agree to purchase their Remaining Pro Rata Share (or such greater amount as such Electing Offerees agree upon) of all or any part of the Securities not purchased by such other Eligible Offerees. For purposes of the second election under this SECTION 2(a), shares held by Eligible Offerees other than Electing Offerees shall be excluded from SECTION 1(f)(ii) for the definition of a "Remaining Pro Rata Share."

                  (b) In the event that the Eligible Offerees and the Electing Offerees determine that they shall not purchase all of the Securities that such Selling Inside Stockholder or such person's Permitted Transferee proposes to transfer within the periods specified in SECTION 2(a) hereof, such Selling Inside Stockholder or such person's Permitted Transferee shall then give the Board of Directors of the Company written notice of the price, terms and conditions of the proposed sale. The Company shall have thirty (30) days from the date of receipt of any such notice to agree to purchase up to all of such Securities not elected to be purchased by the Eligible Offerees and the Electing Offerees, for the price and upon the terms and conditions specified in the notice delivered to the Eligible Offerees pursuant to SECTION 2(a) above, by delivering written notice to such Selling Inside Stockholder or such person's Permitted Transferee stating therein the quantity of Securities to be purchased up to all of such Securities.

                  (c) Notwithstanding anything to the contrary in this SECTION 2, the Eligible Offerees, the Electing Offerees and the Company may not in the aggregate purchase less than all of the Securities proposed to be transferred pursuant to the notice to the Eligible Offerees pursuant to SECTION 2(a) above.

                  (d) Subject to the provisions of SECTION 3, in the event the Eligible Offerees, the Electing Offerees and the Company fail to purchase all of the Securities proposed to be transferred within the said thirty (30) day period in the case of the Eligible Offerees, plus the fifteen (15) day period specified in the case of the Electing Offerees, plus the thirty (30) day period specified in the case of the Company, respectively, such Selling Inside Stockholder or such person's Permitted Transferee shall have ninety (90) days thereafter to sell the Securities proposed to be transferred at the price and upon the terms and conditions no more favorable to the purchasers of such Securities than specified in the notice to the Eligible Offerees pursuant to
SECTION 2(a) above. In the event such Selling Inside Stockholder or such person's Permitted Transferee has not sold the Securities within said ninety
(90) day period, such Selling Inside Stockholder or such person's Permitted Transferee shall not thereafter sell any of their Securities without first offering such Securities in the manner provided in this SECTION 2.

         3. RIGHTS OF PARTICIPATION; COOPERATIVE SALE. Notwithstanding the foregoing SECTION 2(d), no Selling Inside Stockholder or such person's Permitted Transferee (whether the first or a subsequent Permitted Transferee) may sell, assign or transfer any of his Securities pursuant to SECTION 2(d) until the Investors, NBC, the Outside Stockholders and their Permitted Transferees (the "ELIGIBLE SELLERS") shall have been given the opportunity, exercisable within thirty (30) days from the date of notice to the Eligible Sellers by such Selling Inside Stockholder or such Permitted Transferee, to sell to the proposed transferee or transferees, upon the same terms and conditions offered to the Selling Inside Stockholder or such Permitted Transferee, its Co-Sale Pro Rata Share of the Securities proposed to be sold. If an Eligible Seller fails to notify the Selling Inside Stockholder or such Permitted Transferee within thirty (30) days after the notice given pursuant hereto, it shall be deemed to have waived its right under this SECTION 3. Any sale or transfer made pursuant to this SECTION 3 shall be consummated within one hundred and twenty (120) days of the date of the notice given pursuant to
SECTION 2(a) above and shall be conditioned upon the agreement of the proposed transferee or transferees that such proposed transferee or transferees will purchase each Eligible Seller's Co-Sale Pro Rata Share of the Securities proposed to be sold.

         4.       VOTING AGREEMENTS. The parties hereto agree as follows:

                  (a) INVESTORS' NOMINEE. For so long as 3,791,900 shares of Preferred Stock remain outstanding, at any time when Michael Jordan is not a director of the Company, the Company agrees to nominate to, and the Stockholders, the Permitted Transferees and the Investors' Permitted Assigns agree to cause to be elected to, the Company's Board of Directors, one (1) nominee designated by holders of at least a majority of the shares of Preferred Stock.

                  (b) VOTING. In causing a nominee to be elected to the Company's Board of Directors in accordance with SECTION 4(a), the Stockholders, the Permitted Transferees and the Investors' Permitted Assigns shall vote all of their shares of Preferred Stock and Common Stock (including Common Stock issued upon exercise of the Preferred Stock) then owned beneficially by such person in favor of electing the nominees designated pursuant to SECTION 4(a) to the Company's Board of Directors.

         5. PERMITTED TRANSFEREES. Each Inside Stockholder may transfer any Securities to a Permitted Transferee without regard to SECTION 2 or
SECTION 3 provided that such Permitted Transferee agrees to be bound by this Agreement and that such transfer is in compliance with applicable securities laws.

         6. CHANGES IN STOCK. If, from time to time during the term of this Agreement:

                  (a) there is a dividend of any security, stock split or other change in the character or amount of any of the outstanding securities of the Company, or

                  (b) there is any consolidation or merger immediately following which stockholders of the Company hold more than fifty percent (50%) of the voting equity securities of the surviving corporation, then, in such event, any and all new, substituted or additional securities or other property to which any Stockholder or NBC is entitled by reason of his ownership of the Securities shall be immediately subject to the provisions of this Agreement and be included in the word "Securities" for all purposes of this Agreement with the same force and effect as the Securities presently subject to this Agreement and with respect to which such securities or property were distributed.

         7. COVENANTS OF THE COMPANY. The Company hereby covenants that, except as provided in SECTION 7(d), for so long as any shares of Preferred Stock are outstanding or until the conversion of the Preferred Stock upon the occurrence of a Qualified Public Offering:

                  (a) FINANCIAL AND OTHER INFORMATION. The Company will maintain a system of accounts in accordance with sound accounting principles and procedures, keep full and complete financial records and, prior to the consummation of a Qualified Public Offering, will furnish to the Investors the following reports:

                           (i) within one hundred twenty (120) days after the end of each fiscal year, a copy of the consolidated balance sheet of the Company as of the end of such year, together with consolidated statements of income, cash flow and stockholders' equity of the Company for such year, audited by and accompanied by the report of independent public accountants of nationally recognized standing, prepared in accordance with GAAP; in addition, the Company will provide such financial statements in comparative form with the corresponding periods of the prior year and budgeted figures for the current year;

                           (ii) within forty-five (45) days after the end of each fiscal quarter, an unaudited consolidated balance sheet of the Company as of the end of such quarter and unaudited consolidated statements of income, cash flow and stockholders' equity for the Company for such quarter and for the year to date, prepared in accordance with GAAP (except for footnotes) and practices consistently applied; in addition, the Company will provide such financial statements in comparative form with the corresponding periods of the prior year and budgeted figures for the current year; PROVIDED, that from and after such time as the Company in the ordinary course prepares monthly financial statements, the Company shall furnish to the Investors, within thirty (30) days after the end of each month, an unaudited consolidated balance sheet of the Company as of the end of such month and unaudited consolidated statements of income, cash flow and stockholders' equity for the Company for such month and for the year to date, prepared in accordance with GAAP (except for footnotes) and practices consistently applied; in addition, the Company will provide such financial statements in comparative form with the corresponding periods of the prior year and budgeted figures for the current year;

                           (iii) promptly following receipt by the Company, each audit response letter, accountant's management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its Subsidiaries;

                           (iv) promptly upon sending, making available or filing the same, all press releases, reports and financial statements that the Company sends or makes available to its stockholders or directors or files with the Securities and Exchange Commission; and

                           (v) such other financial information as the holders of at least a majority of the shares of Preferred Stock may reasonably request, it being agreed that at least thirty (30) days prior to the beginning of each fiscal year, beginning January 1, 2000, the Company shall prepare and submit to the Board of Directors an annual plan for such year which shall include, without limitation, an operating plan, a long-term strategic plan, a capital expenditure plan and policy, plans for incurrences of indebtedness for borrowed money and projections regarding other sources of funds, monthly projected capital and operating expense budgets, cash flow statements, profit and loss statements and balance sheet projections, itemized in such detail as the Board of Directors may request. A copy of such annual plan shall be sent to the Investors upon its approval by the Board of Directors.

         (b) ACCESS TO INFORMATION. The Company will permit any Investor to inspect any of the properties or books and records of the Company and any of the Subsidiaries, to make copies of extracts from such books and records and to discuss the affairs and condition of the Company and the Subsidiaries with representatives of the Company and such Subsidiaries, all to such reasonable extent and at such reasonable times and intervals as an Investor may request.

         (c) INTELLECTUAL PROPERTY. From the date hereof, the Company will, and will cause each Subsidiary to, use all reasonable efforts to keep confidential all Technology Assets (as defined in the Purchase Agreements) and other confidential intellectual property and information which is material to the respective businesses or prospective businesses of the Company and the Subsidiaries, and to provide the Company and/or each Subsidiary with sufficient title to, ownership of, or rights to such intellectual property as is or may become necessary for the conduct of their respective businesses, including the filing and presentation of any applications for U.S. and/or foreign patents as may be determined by the President, Chief Executive Officer or the Board of Directors of the Company. From the date hereof, the Company will, and will cause each Subsidiary to, enter into such agreements with its employees, consultants, licensees, customers and other third parties as may be reasonably required to carry out its obligations under this SECTION 7(c).

         (d)      RESTRICTED CORPORATE ACTIONS.

                           (i) So long as at least 1,900 shares of Series A Preferred remain outstanding, the Company will not, without the written approval of the holders of at least two-thirds of the shares of Series A Preferred, take any of the following actions:

                                 (A) amend, alter or repeal the Company's
         Bylaws or Certificate of Incorporation so as to adversely affect the preferences, special rights or other powers of shares of Series A Preferred;

                                 (B) increase or decrease the authorized number of shares of Series A Preferred;

                                 (C) create any new class or series of shares that has a preference over or is on a parity with the Series A Preferred with respect to voting, dividends or liquidation preferences (except that the Company may create and issue the Series B Preferred and the Series C Preferred and may grant voting rights to shares of a series of preferred stock which have the right to vote with holders of Common Stock on an as-converted basis, but in any event not in preference to shares of Series A Preferred);

                                 (D) reclassify stock into shares having a preference over or parity with the Series A Preferred with respect to voting, dividends or liquidation preferences (except that the Company may grant voting rights to shares of a series of preferred stock which have the right to vote with holders of Common Stock on an as-converted basis, but in any event not in preference to shares of Series A Preferred);

                                 (E) authorize any dividend or other
         distribution (other than a stock dividend) with respect to the Preferred Stock or the Common Stock (other than cash dividends payable to the holders of Series A Preferred);

                                 (F) repurchase any Common Stock or Preferred
         Stock, other than the purchase of Common Stock from employees acquired pursuant to any stock option plan, stock purchase plan, stock award plan or other incentive plan of the Company or the purchase of Common Stock pursuant to contractual rights to repurchase shares of Common Stock held by employees, directors or consultants of the Company or its subsidiaries upon termination of their employment or services or pursuant to the exercise of a contractual right of first refusal, call right or other purchase option held by the Company; provided that in the event the Company repurchases any such shares from one or more employees pursuant to this clause (F), the aggregate value of such permitted repurchases shall not exceed $1,000,000 (exclusive of any amount of indebtedness owed to the Company by an officer or employee that is canceled or rescinded as part of a repurchase) in any twelve
         (12) month period;

                                 (G) increase the number of directors of the Company to greater than seven (7) persons;

                                 (H) use proceeds from the sale of any Series
         A Preferred other than for the uses contemplated by Section 4.3 of the Series A Purchase Agreement;

                                 (I) other than options, or shares purchasable on the exercise of options, pursuant to the Option Pool (as defined in SECTION 7(g)), offer shares of Common Stock at an issue price that is the less than the fair market value for such shares as of the date of issuance;

                                 (J) offer or issue any equity security that has a preference over, more favorable terms than, or on a parity with the Series A Preferred with respect to voting, dividends, liquidation preferences or any other material term or condition; provided, however, that the Company may create and issue the Series B Preferred and the Series C Preferred; or

                                 (K) undertake, enter into or consummate any Sale Transaction.

                           (ii) So long as at least 1,800,000 shares of Series B Preferred remain outstanding, the Company will not, without the written approval of the holders of at least two-thirds of the shares of Series B Preferred, take any of the following actions:

                                 (A) amend, alter or repeal the Company's
         Bylaws or Certificate of Incorporation so as to adversely affect the preferences, special rights or other powers of shares of Series B Preferred;

                                 (B) increase or decrease the authorized
         number of shares of Series B Preferred;

                                 (C) create any new class or series of shares that has a preference over or is on a parity with the Series B Preferred with respect to voting, dividends or liquidation preferences (except that the Company may create and issue the Series A Preferred and the Series C Preferred and may grant voting rights to shares of a series of preferred stock which have the right to vote with holders of Common Stock on an as-converted basis, but in any event not in preference to shares of Series B Preferred);

                                 (D) reclassify stock into shares having a preference over or parity with the Series B Preferred with respect to voting, dividends or liquidation preferences (except that the Company may grant voting rights to shares of a series of preferred stock which have the right to vote with holders of Common Stock on an as-converted basis, but in any event not in preference to shares of Series B Preferred);

                                 (E) authorize any dividend or other
         distribution (other than a stock dividend) with respect to the Preferred Stock or the Common Stock (other than cash dividends payable to the holders of Series B Preferred);

                                 (F) repurchase any Common Stock or Preferred
         Stock, other than the purchase of Common Stock from employees acquired pursuant to any stock option plan, stock purchase plan, stock award plan or other incentive plan of the Company or the purchase of Common Stock pursuant to contractual rights to repurchase shares of Common Stock held by employees, directors or consultants of the Company or its subsidiaries upon termination of their employment or services or pursuant to the exercise of a contractual right of first refusal, call right or other purchase option held by the Company; provided that in the event the Company repurchases any such shares from one or more employees pursuant to this clause (F), the aggregate value of such permitted repurchases shall not exceed $1,000,000 (exclusive of any amount of indebtedness owed to the Company by an officer or employee that is canceled or rescinded as part of a repurchase) in any twelve
         (12) month period;

                                 (G) increase the number of directors of the Company to greater than seven (7) persons;

                                 (H) use proceeds from the sale of any Series
         B Preferred other than for the uses contemplated by Section 4.1 of the Series B Purchase Agreement;

                                 (I) other than options, or shares purchasable on the exercise of options, pursuant to the Option Pool), offer shares of Common Stock at an issue price that is the less than the fair market value for such shares as of the date of issuance;

                                 (J) offer or issue any equity security that has a preference over, more favorable terms than, or on a parity with the Series B Preferred with respect to voting, dividends, liquidation preferences or any other material term or condition; provided, however, that the Company may create and issue the Series A Preferred and the Series C Preferred; or

                                 (K) undertake, enter into or consummate any Sale Transaction.

                           (iii) So long as at least 1,990,000 shares of Series C Preferred remain outstanding, the Company will not, without the written approval of the holders of at least two-thirds of the shares of Series C Preferred, take any of the following actions:

                                 (A) amend, alter or repeal the Company's
         Bylaws or Certificate of Incorporation so as to adversely affect the preferences, special rights or other powers of shares of Series C Preferred;

                                 (B) increase or decrease the authorized number of shares of Series C Preferred;

                                 (C) create any new class or series of shares that has a preference over or is on a parity with the Series C Preferred with respect to voting, dividends or liquidation preferences (except that the Company may create and issue the Series A Preferred and the Series B Preferred and may grant voting rights to shares of a series of preferred stock which have the right to vote with holders of Common Stock on an as-converted basis, but in any event not in preference to shares of Series C Preferred);

                                 (D) reclassify stock into shares having a preference over or parity with the Series C Preferred with respect to voting, dividends or liquidation preferences (except that the Company may grant voting rights to shares of a series of preferred stock which have the right to vote with holders of Common Stock on an as-converted basis, but in any event not in preference to shares of Series C Preferred);

                                 (E) authorize any dividend or other
         distribution (other than a stock dividend) with respect to the Preferred Stock or the Common Stock (other than cash dividends payable to the holders of Series C Preferred);

                                 (F) repurchase any Common Stock or Preferred
         Stock, other than the purchase of Common Stock from employees acquired pursuant to any stock option plan, stock purchase plan, stock award plan or other incentive plan of the Company or the purchase of Common Stock pursuant to contractual rights to repurchase shares of Common Stock held by employees, directors or consultants of the Company or its subsidiaries upon termination of their employment or services or pursuant to the exercise of a contractual right of first refusal, call right or other purchase option held by the Company; provided that in the event the Company repurchases any such shares from one or more employees pursuant to this clause (F), the aggregate value of such permitted repurchases shall not exceed $1,000,000 (exclusive of any amount of indebtedness owed to the Company by an officer or employee that is canceled or rescinded as part of a repurchase) in any twelve
         (12) month period;

                                 (G) increase the number of directors of the Company to greater than seven (7) persons;

                                 (H) use proceeds from the sale of any Series
         C Preferred other than for the uses contemplated by Section 4.1 of the Series C Purchase Agreement;

                                 (I) other than options, or shares purchasable on the exercise of options, pursuant to the Option Pool), offer shares of Common Stock at an issue price that is the less than the fair market value for such shares as of the date of issuance;

                                 (J) offer or issue any equity security that has a preference over, more favorable terms than, or on a parity with the Series C Preferred with respect to voting, dividends, liquidation preferences or any other material term or condition; provided, however, that the Company may create and issue the Series A Preferred and the Series B Preferred; or

                                 (K) undertake, enter into or consummate any Sale Transaction.

         (e) STOCKHOLDER AND DIRECTOR INFORMATION. At the request of any Investor, the Company shall promptly deliver to such Investor information regarding the security holders, officers and directors of the Company, including, without limitation, names, addresses, types of securities held and terms of securities held.

         (f) NO IMPAIRMENT. The Company and the Subsidiaries will observe and honor in good faith all rights of the Investors under the terms of this Agreement or any other document executed in connection herewith, and will take no action that would impair or otherwise prejudice such rights.

         (g) OPTION POOL. The shares reserved for issuance pursuant to the Stock Option Plan shall not exceed fifteen percent (15%) of the fully diluted Common Stock and Preferred Stock (assuming the issuance and sale of the Preferred Stock) of the Company at the Closing (such shares being referred to as the "OPTION POOL"), appropriately adjusted for Recapitalizations.

         (h) RESERVE FOR CONVERSION SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Preferred Stock and otherwise complying with the terms of this Agreement and the Purchase Agreements such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Preferred Stock from time to time outstanding or otherwise to comply with the terms of this Agreement and the Purchase Agreements. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Preferred Stock, or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Preferred Stock.

         (i) BYLAWS. The Company shall at all times cause its Bylaws to provide that the number of directors fixed in accordance therewith shall in no event conflict with any of the terms or provisions of this Agreement or the Company's Certificate of Incorporation. The Company shall at all times maintain provisions in its Bylaws and/or Certificate of Incorporation indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders and providing for advance payment of such indemnities to the maximum extent permitted under the laws of the State of Delaware.

         (j) COMPLIANCE. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could materially and adversely affect its business or condition, financial or otherwise.

         (k) AGREEMENTS IN FORCE. The Company will not waive or fail to enforce the provisions of any employment agreement, non-disclosure or noncompetition agreement under which it has rights where such waiver or failure to enforce would have a material adverse effect on the Company or its business.

         8. RIGHT OF FIRST REFUSAL ON ISSUANCE OF NEW SECURITIES.

         (a) GRANT OF RIGHT. The Company hereby grants to each Investor and
NBC the right of first refusal to purchase its Pro Rata Share of New
Securities which the Company may, from time to time, propose to sell and issue.

         (b) NOTICE. In the event the Company proposes to undertake an issuance or sale of New Securities, it shall give the Investors and NBC written notice of its intention, describing the amount and type of New Securities, and the price and terms upon which the Company proposes to issue the same. To the extent New Securities are subject to SECTION 8(a) above, each Investor and NBC shall have thirty (30) days from the date of receipt of any such notice to agree to purchase up to its Pro Rata Share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Subject to the previous sentence, the closing of the purchase of the New Securities to be issued and sold to the Investors or NBC shall occur at the same time as the closing of the sale of New Securities not elected or eligible to be purchased by the Investors or NBC shall occur.

         (c) ELIGIBLE SALES TO THIRD PARTIES. After giving the notice and opportunity for the Investors and NBC to participate as required under SECTION 8(b) above, the Company shall have ninety (90) days thereafter to issue and sell the New Securities not elected nor eligible to be purchased by the Investors and NBC at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice under
SECTION 8(b). In the event the Company has not sold such New Securities within said ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities in the manner provided above.

         9. LEGENDS. All certificates of the Stockholders representing any Securities subject to the provisions of this Agreement shall have endorsed thereon a legend to substantially the following effect:

                  "THE RIGHT TO SELL, TRANSFER OR OTHERWISE DISPOSE OF OR PLEDGE THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO CERTAIN RESTRICTIONS, WHICH INCLUDE CO-SALE AND RIGHT OF FIRST REFUSAL RESTRICTIONS ON THE SALE OF THE SHARES AND A VOTING AGREEMENT, SET FORTH IN A STOCKHOLDERS' AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS AND ITS REGISTERED OFFICE."

         10. TRANSFER OF STOCK. The Company shall not: (a) permit any transfer on its books of any Securities which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or applicable securities laws, (b) treat as an owner of such Securities or accord the right to vote as an owner or to pay dividends to any transferee to whom such Securities shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (c) treat as an owner of such Securities or accord the right to vote as an owner or to pay dividends to any transferee to whom such Securities shall have been pledged or hypothecated.

         11. TERMINATION. This Agreement shall terminate upon the earlier to occur of:

         (a) an agreement in writing by the Company, Investors holding at least two-thirds of the shares (counted on an as-converted basis) of the capital stock held by all Investors, Inside Stockholders holding at least two-thirds of the shares (counted on an as-converted basis) of the capital stock held by all Inside Stockholders and Outside Stockholders holding at least two-thirds of the shares (counted on an as-converted basis) of the capital stock held by all Outside Stockholders;

         (b) the consummation of a Qualified Public Offering;

         (c) the consolidation, merger (but only with respect to a consolidation or merger pursuant to which stockholders of the Company (determined prior to such consolidation or merger) hold less than fifty percent (50%) of the voting equity of the surviving corporation) or sale of all or substantially all of the assets of the Company; or

         (d) December 31, 2010.

         12. TRANSFER OF RIGHTS. Notwithstanding any other provision of this Agreement, the rights set forth in SECTION 2, SECTION 3, and SECTION 4 (the "RIGHTS") are assignable or transferable by the Investors and NBC to any party (an "INVESTORS' PERMITTED ASSIGN") in connection with the sale of such securities to such party pursuant to the terms of this Agreement, so long as such Investors' Permitted Assign agrees in a written instrument to be bound by the terms of this Agreement as if such party were an Investor or NBC, as applicable.

         13. AMENDMENT. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, Investors holding at least two-thirds of the shares (counted on an as-converted basis) of the capital stock held by all Investors, Inside Stockholders holding at least two-thirds of the shares (counted on an as-converted basis) of the capital stock held by all Inside Stockholders and Outside Stockholders holding at least two-thirds of the shares (counted on an as-converted basis) of the capital stock held by all Outside Stockholders. Any amendment or waiver effected in accordance with this SECTION 13 shall be binding upon each Stockholder, NBC, each Permitted Transferee, each Investors' Permitted Assign, and the Company. For purposes of this SECTION 13 only, the term "Investor" shall include NBC.

         14. GOVERNING LAW. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of Delaware with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

         15. ENTIRE AGREEMENT. This Agreement, including all exhibits, schedules and attachments hereto, and all other agreements executed in connection therewith, constitute the full and entire understanding and agreement between the parties regarding the matters set forth herein and therein. This Agreement (i) amends and restates in its entirety the Stockholders' Agreement, dated September 29, 1999 (the "Original Agreement), by and among the Company and the other parties thereto, (ii) has been approved in accordance with the terms of the Original Agreement, as evidenced by the signatories hereto and (iii) is binding on all parties to the Original Agreement, whether or not such parties are signatories hereto. The Series A Investors and the Company agree that the provisions set forth in SECTION 7 hereof replace and supercede the provisions set forth in SECTIONS 4.1, 4.2, 4.4-4.14,

5.1, 5.2 AND 5.3 contained in the Series A Purchase Agreement, which provisions of such Series A Purchase Agreement shall be void and of no further force or effect on and after the date of this Agreement. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

         16. NOTICES, ETC. Except as otherwise specifically provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to an Investor or NBC, at such Investors' or NBC's address as set forth on the signature pages hereto, or at such other address as such Investor or NBC shall have furnished to the Company in writing in accordance with this SECTION 16;
(b) if to any other holder of the Preferred Stock and Common Stock issued upon conversion thereof to whom the Rights have been transferred in accordance with
SECTION 12 hereof, at such address as such holder shall have furnished the Company in writing in accordance with this SECTION 16, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder thereof who has so furnished an address to the Company; (c) if to any Other Stockholder, at such address as such Other Stockholder shall have last furnished the Company and the Stockholders in writing; or (d) if to the Company, at its principal office.

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         18. SEVERABILITY. If any provision of this Agreement is held invalid under applicable law, such provision will be ineffective to the extent of such invalidity, and such invalid provision will be modified to the extent necessary to make it valid and enforceable. Any such invalidity will not invalidate the remainder of this Agreement.

         19. SPECIFIC PERFORMANCE. The Company, NBC and the Stockholders agree that the rights created by this Agreement are unique, and that the loss of any such right is not susceptible to monetary quantification. Consequently, the parties agree that an action for specific performance (including for temporary and/or permanent injunctive relief) of the obligations created by this Agreement is a proper remedy for the breach of the provisions of this Agreement, without the necessity of proving actual damages. If the parties hereto are forced to institute legal proceedings to enforce their rights in accordance with the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable expenses, including attorneys' fees, in connection with any such action.

         20. WARRANTS. The Investors consent to and approve the Company's issuance of warrants on the terms and conditions described in Schedule 2.5 of the Series B Purchase Agreement and the Series C Purchase Agreement, to NBC pursuant to the Warrant Agreements, both dated as of April 18, 2000, or shares of Common Stock issuable upon exercise thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                  COMPANY

                                  DIGITALCONVERGENCE.:COM, INC.


                                  By:      /s/ Patrick V. Stark
                                           ------------------------------------
                                           Name:    Patrick V. Stark
                                           Title:   Executive Vice President


                                  INSIDE STOCKHOLDERS

                                  /s/ J. Jovan Philyaw
                                  ---------------------------------------------
                                  J. Jovan Philyaw

                                  /s/ Patrick V. Stark
                                  ---------------------------------------------
                                  Patrick V. Stark

                                  /s/ Michael N. Garin
                                  ---------------------------------------------
                                  Michael N. Garin
















Stockholders' Agreement - Signature Page

                              OUTSIDE STOCKHOLDERS

                              BCG PARTNERSHIP, LTD.


                              By:   /s/  William O. Hunt
                                    -------------------------------------------
                                    General Partner

                              Address:    BCG Partnership, Ltd.
                                          17604 Woods Edge Drive
                                          Dallas, Texas 75287
                                          Telephone:   (972) 931-8559
                                          Telecopy:    (972) 931-4032


                              B&G PARTNERSHIP, LTD.


                              By:   /s/  William O. Hunt
                                    -------------------------------------------
                                    General Partner

                              Address:    B&G Partnership, Ltd.
                                          17604 Woods Edge Drive
                                          Dallas, Texas 75287
                                          Telephone:   (972) 931-8559
                                          Telecopy:    (972) 931-4032


                              JAT FIVE, LTD.


                              By:   /s/  Jack A. Turpin
                                    -------------------------------------------
                                    Jack A. Turpin, Manager

                             Address:     JAT FIVE, LTD.
                                          8201 Preston Road
                                          Suite 310
                                          Dallas, Texas 75225
                                          Telephone:   (214) 692-4253
                                          Telecopy:    ______________





Stockholders' Agreement - Signature Page

                               SERIES A INVESTORS

                                  BELO ENTERPRISES, INC.*


                                  By:    /s/  Mark T. Ryan
                                        ------------------------------
                                        Mark T. Ryan
                                        President

                                  Address:     Belo Enterprises, Inc.
                                               Silverside Carr Executive Center
                                               501 Silverside Road, Suite 401
                                               Wilmington, Delaware  19809
                                               Attn:  President
                                               Telephone:   (302) 792-8464
                                               Telecopy:    (302) 798-3922


                                  YOUNG & RUBICAM INC.


                                  By:     /s/  Michael J. Dolan
                                        ------------------------------
                                        Name:    Michael J. Dolan
                                        Title    Vice Chairman/CFO

                                  Address:     Young & Rubicam Inc.
                                               285 Madison Avenue
                                               New York, New York 10017
                                               Attention: ___________________
                                               Telephone:   (214) 210-3022
                                               Telecopy:    (214) 687-1393






-------------------------

      *Also signing in capacity as a Series B Investor and a Series C Investor.


Stockholders' Agreement - Signature Page

                                  ING CAPITAL LLC


                                  By:     /s/ Albert J. Staal
                                         --------------------------------------
                                  Name:  Albert J. Staal
                                  Title: Managing Director

                                  Address:      ING Capital, LLC
                                                _______________________________
                                                _______________________________
                                                Telephone: ____________________
                                                Telecopy:  ____________________


















Stockholders' Agreement - Signature Page

                               Sumitomo Corporation


                               By:     /s/ Atsushi Nishijo
                                      -----------------------------------------
                               Name:   Atsushi Nishijo
                               Title:  Managing Director, C.I.O.
                                       General Manager Media,
                                       Electronics & Information Business Group

                               Address:    1-2-2, Hitotsubashi, Chiyoda-ku
                                           Tokyo, 100-8601

                                           Telephone:  +81 3 3217 7012
                                                      -------------------------
                                           Telecopy:   +81 3 3217 7629
                                                      -------------------------

















Stockholders' Agreement - Signature Page

                          SERIES B & SERIES C INVESTORS

                                  TANDY CORPORATION


                                  By:        /s/ Mark C. Hill
                                            -----------------------------------
                                            Mark C. Hill
                                            Senior Vice President, Corporate
                                            Secretary and General Counsel

                                  Address:       Tandy Corporation
                                                 100 Throckmorton Street
                                                 Suite 1900
                                                 Fort Worth, Texas  76102
                                                 Telephone:   (817) 415-2181
                                                 Telecopy:    (817) 415-6593



















Stockholders' Agreement - Signature Page

                                  A. H. Belo Foundation Corporation


                                  By:     /s/  F. Jamieson Clement
                                          -------------------------------------
                                  Name:   F. Jamieson Clement
                                  Title   Treasurer

                                  Address:     400 S. Record Street
                                               Dallas, Texas  75202
                                               Telephone:   (214) 977-6802
                                               Telecopy:    (214) 977-6620



























Stockholders' Agreement - Signature Page

                                  COCA-COLA OASIS, INC.


                                  By:     /s/  Steve M. Whaley
                                          -------------------------------------
                                          Name:    Steve M. Whaley
                                          Title:   Vice President

                                  Address:      Coca-Cola Oasis, Inc.
                                                c/o The Coca-Cola Company
                                                One Coca-Cola Plaza
                                                Atlanta, GA  30313
                                                Attention: Director of Business
                                                Development
                                                Telephone:   (404) 676-2121
                                                Telecopy:    (404) 676-6275

                                  with copies to:

                                                The Coca-Cola Company
                                                One Coca-Cola Plaza
                                                Atlanta, GA  30313
                                                Attention:   General Counsel
                                                Telephone:   (404) 676-2121
                                                Telecopy:    (404) 676-6275

















Stockholders' Agreement - Signature Page

                                  A.T. CROSS LIMITED


                                  By:      /s/  John T. Ruggieri
                                          -------------------------------------
                                  Name:   John T. Ruggieri
                                  Title   Assistant Treasurer

                                  Address:      c/o Appleby Spurling & Kempe
                                                Cedar House, 41 Cedar Avenue
                                                Hamilton 12, Bermuda
                                                Telephone:
                                                Telecopy:






















Stockholders' Agreement - Signature Page

                                  SCRIPPS-HOWARD PUBLISHING INC.



                                  By:     /s/  Craig C. Standen
                                          -------------------------------------
                                          Craig C. Standen

                                  Title:  SVP, Corporate Development

                                  Address:      The E.W. Scripps Company
                                                312 Walnut Street, 28th Floor
                                                Cincinnati, Ohio  45202
                                                Telephone:   (513) 977-3807
                                                Telecopy:    (513) 977-3013




















Stockholders' Agreement - Signature Page

                                  SPIELBERG/KATZ ENTERPRISES, LLC


                                  By:     /s/  Mr. Shimon Y. Katz
                                          -------------------------------------
                                          Mr. Shimon Y. Katz
                                          Title:  Manager of the Member-Manager

                                  Address: Spielberg/Katz Enterprises, LLC 545 Madison Avenue, Suite 700
                                                New York, NY  10022
                                                Attn:
                                                Telephone:   (212) 759-2700
                                                Telecopy:    (212) 759-2525



























Stockholders' Agreement - Signature Page

                                                   SERIES B (ONLY) INVESTORS:

























Stockholders' Agreement - Signature Page

                                       By:   /s/ Stephanie W. Abramson
                                             --------------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   --------------------------

                                       Address:
                                                    -------------------------

                                                    -------------------------
                                                    Attn:
                                                         --------------------
                                                    Telephone:
                                                               --------------
                                                    Telecopy:
                                                               --------------
















Stockholders' Agreement - Signature Page

                                   By:    /s/  David Alexander
                                         ------------------------------------
                                          Name:    David Alexander
                                          Title:
                                                   ---------------------------

                                   Address:         500 Fifth Ave., Suite 2700
                                                    New York, N.Y. 10110

















Stockholders' Agreement - Signature Page

                                   B&McG HOLDINGS


                                   By:     /s/ Burton Lehman
                                         ------------------------------------
                                           Name:   Burton Lehman
                                           Title:  Managing Partner

                                   Address:        c/o Schulte, Roth & Zabel
                                                   900 Third Avenue
                                                   New York, NY 10022















Stockholders' Agreement - Signature Page

                                   By:    /s/ Bruce A. Barnet
                                         ------------------------------------
                                          Name:   Bruce A. Barnet
                                          Title:
                                                 ----------------------------

                                   Address:       5 Crooked Mile Rd.
                                                  Westport, CT 06880




















Stockholders' Agreement - Signature Page

                                    By:   /s/ Frank Belatti
                                         ------------------------------------
                                          Name:   Frank Belatti
                                          Title:  CEO AFC Enterprises

                                   Address:       330 Cannady Ct.
                                                  Atlanta, GA 30350






















Stockholders' Agreement - Signature Page

                                   By:    /s/ Thomas D. Bell, Jr.
                                         ------------------------------------
                                          Name:   Thomas D. Bell, Jr.
                                          Title:  President & CEO

                                   Address:       14 Red Coat Lane
                                                  Greenwich, CT 06830
























Stockholders' Agreement - Signature Page

                                   By:    /s/  James S. Berrien
                                         ------------------------------------
                                          Name:   James S. Berrien
                                          Title:  President, Forbes Magazine

                                   Address:       290 Sturges Hwy.
                                                  Westport, CT 06880






















Stockholders' Agreement - Signature Page

                                   By:    /s/ Darrel G. Besikof
                                         ------------------------------------
                                          Darrel G. Besikof

                                   Address:      12231 Orchard Ave. W.
                                                 Minnetonka, MN  55305






















Stockholders' Agreement - Signature Page

                                   By:    /s/  Kenneth W.  Biermacher
                                         --------------------------------------
                                          Mr. Ken Biermacher

                                   Address:    c/o Kane Russell Coleman & Logan
                                               3700 Thanksgiving Tower
                                               1601 Elm Street
                                               Dallas, TX 75201-7207























Stockholders' Agreement - Signature Page

                                           By:       /s/  John R. Bingle
                                                    ----------------------------
                                                    Name:  John R. Bingle

                                           Address:        49 North Walton Rd.
                                                           New Canaan, CT  06840










































Stockholders' Agreement - Signature Page

                                            By:       /s/  Maks Birnbach
                                                     ---------------------------
                                                     Name:  Maks Birnbach

                                            Address:        1165 Park Ave. 8A
                                                            NY, NY  10128
                                                            Attn:  Maks Birnbach



































Stockholders' Agreement - Signature Page

                                                By:       /s/  Livio M. Borghese
                                                         -----------------------
                                                         Name:   Livio Borghese
                                                         Title:
                                                                 ---------------

                                                Address:         79 East 79th
                                                                 NY, NY  10021































Stockholders' Agreement - Signature Page

                             By:       /s/ Richard J. Borinstein
                                      ------------------------------------------
                                      Richard J. Borinstein

                             Address: c/o Radio Shack/Tandy Corporation 100 Throckmorton, #1600
                                             Fort Worth, TX  76102





































Stockholders' Agreement - Signature Page

                                         By:       /s/  Daniel B. Brewster, Jr.
                                                  ------------------------------
                                                  Name:  Daniel B. Brewster, Jr.

                                         Address:        944 Lake Ave.
                                                         Greenwich, CT 06831




































Stockholders' Agreement - Signature Page

                                            By:       /s/  Gerard A. Byrne
                                                     -------------------------
                                                     Name:  Gerard A. Byrne

                                            Address:
                                                            --------------------
                                                            --------------------
                                                            --------------------






























Stockholders' Agreement - Signature Page

                                      By:       /s/  Jeffrey A. Chapman
                                               ---------------------------------

                                      Address:        c/o Vinson & Elkins L.L.P.
                                                      2001 Ross Avenue
                                                      3700 Trammell Crow Center
                                                      Dallas, Texas  75201-2975






























Stockholders' Agreement - Signature Page

                                         By:       /s/  Henry Chiarelli
                                                  ------------------------------
                                                  Mr. Henry Chiarelli

                                         Address:        c/o Tandy Corporation
                                                         100 Throckmorton, #1400
                                                         Fort Worth, TX  76102
                                                         Attn:  Henry Chiarelli


































Stockholders' Agreement - Signature Page

                                         By:       /s/  David Christopher
                                                  ------------------------------
                                                  Mr. Dave Christopher

                                         Address:        c/o Tandy Corporation
                                                         100 Throckmorton, #1900
                                                         Fort Worth, TX  76102



































Stockholders' Agreement - Signature Page

                                                      /s/  William Clarke
                                                     ---------------------------
                                                     Name:    William Clarke

                                              Address:        4 Wild Iris Lane
                                                              Fairview, NC 28730































Stockholders' Agreement - Signature Page

                                    By:  /s/ Kenneth D. Cole
                                         ----------------------------------
                                         Name:   Kenneth D. Cole
                                         Title:
                                                 --------------------------
                                    Address:     1619 Purchase St.
                                                 Purchase, N.Y.  10577














Stockholders' Agreement - Signature Page

                                    By:  /s/ Joseph M. Coleman
                                         ----------------------------------
                                         Name:   Joseph M. Coleman

                                         Title:
                                                 --------------------------

                                    Address:     6416 Shady Oaks
                                                 Plano, TX  75093
                                                 Attn:







Stockholders' Agreement - Signature Page

                                    By:  /s/ Mark Colodny
                                         ----------------------------------
                                         Name:   Mark Colodny
                                         Title:  Vice President, Corp.
                                                 Development

                                    Address:     59 East 92nd St, #3
                                                 NY NY 10128









Stockholders' Agreement - Signature Page

                                    By:  /s/ James C. Cooksey
                                         ----------------------------------
                                         Name:  James C. Cooksey

                                    Address:    12750 Merit #1310
                                                Dallas, TX  75251









Stockholders' Agreement - Signature Page

                                    By:  /s/ Lawrence R. Cowart
                                         ----------------------------------
                                         Name:  Lawrence R. Cowart
                                         Title:
                                               ----------------------------

                                    Address:    18 Park Lane
                                                Atlanta, Georgia 30309











Stockholders' Agreement - Signature Page

                                    DCGI ASSOCIATES LLC


                                    By:  /s/ Mr. Shimon Y. Katz
                                         --------------------------------------
                                         Mr. Shimon Y. Katz
                                         Title:   Member-Manager

                                    Address:      DCGI Associates LLC
                                                  c/o Spielberg/Katz
                                                  Enterprises, LLC
                                                  Attn: Shimon Y. Katz
                                                  545 Madison Avenue, Suite 700










Stockholders' Agreement - Signature Page

                                    By:  /s/ Denise De Clercq
                                         ----------------------------------
                                         Name:    Denise De Clercq

                                    Address:      33 Hugo Verrieststraat
                                                  Gent  Belgium









Stockholders' Agreement - Signature Page

                                    Devillier Donegan Enterprises Inc.


                                    By:  /s/ Ronald J. Devillier
                                         ----------------------------------
                                         Name:   Ronald J. Devillier
                                         Title:  Pres & CEO

                                     Address:    4401 Connecticut Avenue NW
                                                 Wash D.C. 20008









Stockholders' Agreement - Signature Page

                                    By:  /s/ Michael J. Dolan
                                         ----------------------------------
                                    Name:    Michael J. Dolan
                                    Title:   Vice Chairman/CFO

                                    Address:       15 E. 69th ST., #6C
                                                   NY, NY 10021











Stockholders' Agreement - Signature Page

                                    By:  /s/ David J. Edmondson
                                         ----------------------------------
                                         Mr. Dave Edmondson
                                         4/14/00

                                    Address:    c/o Tandy Corporation
                                                100 Throckmorton, #1900
                                                Fort Worth, TX  76102













Stockholders' Agreement - Signature Page

                           E.F.G. PRIVATE BANK SA

                           By:       /s/  Silvio Maglio       Christophe Trueck
                                    --------------------------------------------
                           Name:    Silvio Maglio   -   Christophe Trueck
                           Title:   Vice President  -   Assistant Vice President

                           Address:        E.F.G. Private Bank SA
                                           24, Quai du Seujet
                                           C.P. 2391 1211 Geneve 2
                                           Switzerland


































Stockholders' Agreement - Signature Page

                                           By:       /s/  Ronald E. Elmquist
                                                    ----------------------------
                                                    Mr. Ronald E. Elmquist

                                           Address:       Keystone Automative
                                                          44 Tunkhannock Avenue
                                                          Exeter, PA  18643-1299




































Stockholders' Agreement - Signature Page

                                            By:       /s/  Jay R. Feldman
                                                     ---------------------------
                                                     Jay R. Feldman
                                                     Title:
                                                           ---------------------

                                            Address:         13018 Boswell Ct
                                                             Potamac, MD 20854


































Stockholders' Agreement - Signature Page

                                           By:       /s/  Jon Feldman
                                                    ----------------------------
                                                    Name:  Jon Feldman
                                                    Title:
                                                          ----------------------

                                           Address:        151 S. Orange Drive
                                                           Los Angeles, CA 90036

































Stockholders' Agreement - Signature Page

                                         By:       /s/  Evelyn Follit
                                                  ------------------------------
                                                  Evelyn Follit

                                         Address:        c/o Tandy Corporation
                                                         200 Taylor Street, #400
                                                         Fort Worth, TX  76102


































Stockholders' Agreement - Signature Page

                                     Forbes Family Holdings Inc.


                                            By:       /s/  Joel B. Redler
                                                     ---------------------------
                                                     Name:    Joel B. Redler
                                                     Title:   VP  Treas.

                                            Address:          60 Fifth Avenue
                                                              N.Y.   N.Y.  10011


































Stockholders' Agreement - Signature Page

                                                                         4/13/00

                                            By:       /s/  David Frankel
                                                     ---------------------------
                                                     Name:  David Frankel

                                            Address:        3507 St. Guadens Rd.
                                                            Miami, FL 33133







































Stockholders' Agreement - Signature Page

                                            By:       /s/  Dain T. Fritz
                                                     ---------------------------
                                                     Name:  Dain T. Fritz

                                            Address:        14 Moss Ledge Road
                                                            Westport, CT 06880








































Stockholders' Agreement - Signature Page

                                            By:       /s/  Charles B. Fruit
                                                     ---------------------------
                                                     Name:  Charles B. Fruit

                                           Address:         2845 Andrews Drive
                                                            Atlanta, GA 30305








































Stockholders' Agreement - Signature Page

                                            By:       /s/  Geoffrey D. Garin
                                                     ---------------------------
                                                     Name:  Geoffrey D. Garin

                                            Address:        5904 32nd Street NW
                                                            Washington, DC 20015

































Stockholders' Agreement - Signature Page

                                   By:  /s/ Peter A. Georgescu
                                       ---------------------------------------
                                        Name:   P. Georgescu
                                        Title:  Chairman Emeritus

                                   Address:     Young & Rubicam
                                                285 Madison Ave
                                                New York, N.Y. 10017






















Stockholders' Agreement - Signature Page

                                   By:  /s/ Peter Godfrey
                                       ---------------------------------------
                                        Name:  Peter Godfrey
                                        Title:
                                              --------------------------------

                                   Address:    128 Beachside Avenue
                                               Westport, CT 06880






















Stockholders' Agreement - Signature Page

                                   By:  /s/ Robert A. Goodin
                                       ---------------------------------------
                                        Name:  Robert A. Goodin
                                        Title:
                                              --------------------------------

                                   Address:    505 Sansome St, Ste. 900
                                               San Francisco, CA 94111


























Stockholders' Agreement - Signature Page

                                   By:  /s/ Peter Guber
                                       ---------------------------------------
                                        Name:  Peter Guber
                                        Title:
                                              --------------------------------

                                   Address:    5555 Melrose Avenue
                                               Hollywood, CA 90038






















Stockholders' Agreement - Signature Page

                                   By:  /s/ Richard L. Harter
                                       ---------------------------------------
                                        Name:   Richard L. Harter
                                        Title:  Vice President-Sales

                                   Address:     75 Louise's Lane
                                                New Canaan, CT 06840

























Stockholders' Agreement - Signature Page

                               By: /s/ John A. Herfort     Diane S. Wallerstein
                                  ----------------------------------------------
                                  Name:    John A. Herfort  Diane S. Wallerstein
                                  Title:
                                         ---------------------------------------

                               Address:    1130 Park Ave. Apt.8-1
                               (for both)  NYC, NY  10128
























Stockholders' Agreement - Signature Page

                                   By:  /s/ Jacob D. Hill
                                       ---------------------------------------
                                        Name:   Jacob Hill
                                        Title:
                                              --------------------------------

                                   Address:     155 W. 68th #1514
                                                New York, NY 10023
                                                Attn: Jacob Hill





























Stockholders' Agreement - Signature Page

                                   By:  /s/ Mark C. Hill
                                       ---------------------------------------
                                        Mr. Mark C. Hill

                                   Address:   c/o Tandy Corporation
                                              100 Throckmorton, #1900
                                              Fort Worth, TX 76102



























Stockholders' Agreement - Signature Page

                                   By:  /s/ Dwain Hughes
                                       ---------------------------------------
                                        Mr. Dwain Hughes

                                   Address:   c/o Tandy Corporation
                                              100 Throckmorton, #1900
                                              Fort Worth, TX 76102





























Stockholders' Agreement - Signature Page

                                   By:  /s/ Loren K. Jensen
                                       ---------------------------------------
                                        Loren Jensen

                                   Address:    c/o Tandy Corporation
                                               100 Throckmorton, #1800
                                               Fort Worth, TX 76102
                                               Attn:  Loren K. Jensen





















Stockholders' Agreement - Signature Page

                                    JGM CAPITAL

                                    By:        /s/  John McColskey
                                             ---------------------------------
                                             Name:  John G. McCloskey
                                             Title:  President

                                    Address:    1075 Brookhaven Sq.
                                                Atlanta, GA 30319




Stockholder's Agreement - Signature Page

                                    By:        /s/  David P. Johnson
                                             ---------------------------------
                                             Mr. David Johnson

                                    Address:       c/o Tandy Corporation
                                                   100 Throckmorton, #1600
                                                   Fort Worth, TX  76102




Stockholder's Agreement - Signature Page

                                    By:        /s/  Wilma H. Jordan
                                             ---------------------------------
                                             Name:  Wilma H. Jordan
                                             Title:
                                                    --------------------------

                                    Address:        150 E. 52nd, 18th Floor
                                                    New York       10022




Stockholder's Agreement - Signature Page

                                    By:        /s/  Robert Kamerschen
                                             ---------------------------------
                                             Mr. Robert J. Kamerschen

                                    Address:       c/o DIMAC Corporation
                                                   200 Day Hill Road
                                                   Windsor, CT 06095




Stockholder's Agreement - Signature Page

                                    By:        /s/  Raymond J. Kane
                                             ----------------------------------
                                             Mr. Ray Kane

                                    Address:   c/o Kane Russell Coleman & Logan
                                               3700 Thanksgiving Tower
                                               1601 Elm Street
                                               Dallas, TX  75201-7207
                                               Attn:




Stockholder's Agreement - Signature Page

                                    By:        /s/  Robert Kelsoe
                                             ---------------------------------
                                             Name:  Robert Kelsoe

                                    Address:        5220 Spring Valley Road
                                                    Suite 500
                                                    Dallas, Texas  75240




Stockholder's Agreement - Signature Page

                                    By:     /s/  Winthrop Knowlton
                                          ---------------------------------
                                          Name:  Winthrop Knowlton
                                          Title:
                                                 -------------------------

                                    Address:     c/o Knowlton Brothers, Inc.
                                                 530 Fifth Avenue
                                                 NY, NY  10036




Stockholder's Agreement - Signature Page

                                    By:        /s/  Keith Kocho
                                             ---------------------------------
                                             Name:  Keith Kocho
                                             Title: Founder and CEO

                                    Address:        1651 N. Beverly Drive
                                                    Beverly Hills, CA  90210




Stockholder's Agreement - Signature Page

                                    By:        /s/  Frank Konigsberg
                                             ---------------------------------
                                             Name:  Frank Konigsberg
                                             Title:
                                                    --------------------------

                                    Address:        7919 Sunset Blvd.
                                                    Los Angeles, CA 90046




Stockholder's Agreement - Signature Page

                                    By:        /s/  Steven R. Koonin
                                             ---------------------------------
                                             Steven R. Koonin

                                    Address:       74 Gateside Place
                                                   Marietta, GA 30067




Stockholder's Agreement - Signature Page

                              By:   /s/ Sharon Korman as trustee for Eric Korman
                                  ----------------------------------------------
                                  Name:  Sharon Korman
                                  Title: trustee for Eric Lorman

                              Address:  911 Park Avenue
                                        New York, New York 10021




Stockholder's Agreement - Signature Page

                                   By:     /s/  Lewis F. Kornfeld, Jr.
                                         ----------------------------------
                                         Mr. Lewis F. Kornfeld, Jr.

                                   Address:   1000 Throckmorton, Suite #405
                                              Fort Worth, TX  76102




Stockholder's Agreement - Signature Page

                                   By:        /s/  William P. Kupper, Jr.
                                            ----------------------------------
                                            Name:    William P. Kupper, Jr.
                                            Title:
                                                     -------------------------

                                   Address:          51 W. Branch Rd.
                                                     Weston, CT  06883




Stockholder's Agreement - Signature Page

                                   By:        /s/  Kevin Lavan
                                            ----------------------------------
                                            Kevin Lavan

                                   Address:
                                               -------------------------------
                                               -------------------------------




Stockholder's Agreement - Signature Page

                                   By:        /s/  Chris Malinowski
                                            ----------------------------------
                                            Name:  Chris Malinowski

                                   Address:       5800 Kingsbrook
                                                  Plano, TX 75093




Stockholder's Agreement - Signature Page

                                   By:        /s/  Debra Malinsky
                                           -----------------------------------
                                           Debra Malinsky

                                   Address:   6800 Del Norte, #133
                                              Dallas, TX 75225




Stockholder's Agreement - Signature Page

                                   By:        /s/  Kenneth L. Marks
                                            ----------------------------------
                                            Name:  Kenneth L. Marks
                                            Title:
                                                   ---------------------------

                                   Address:        12 Beach Drive
                                                   Darien, CT 06820




Stockholder's Agreement - Signature Page

                                   By:      /s/  Thomas N. Matlack
                                          ------------------------------------
                                          Name:  Thomas N. Matlack
                                          Title: Managing Director

                                   Address:      362 Commonwealth Avenue, #PHB
                                                 Boston, MA  02116




Stockholder's Agreement - Signature Page

                                   By:        /s/  Peter W. May
                                            ----------------------------------
                                            Name:   Peter W. May
                                            Title:
                                                    --------------------------

                                   Address:         280 Park Avenue
                                                    NY, NY  10017
                                                    41st Fl.




Stockholder's Agreement - Signature Page

                                   By:        /s/  Jim McDonald
                                            ----------------------------------
                                            Mr. Jim McDonald

                                   Address:     c/o Tandy Corporation
                                                100 Throckmorton, #1100
                                                Fort Worth, TX  76102




Stockholder's Agreement - Signature Page

                                            By:       /s/  Donald M. McGuire
                                                     ---------------------------
                                                     Donald M. McGuire

                                            Address:        23 Carleton St.
                                                            Greenwich, CT  06830






























Stockholders' Agreement - Signature Page

                                          By:       /s/  Bryan McMillan
                                                   -----------------------------
                                                   Name:  Bryan McMillan
                                                   Title:
                                                         -----------------------

                                          Address:        2540 Prestonwood Drive
                                                          Plano, TX  75093

































Stockholders' Agreement - Signature Page

                                           By:       /s/  Joseph McOwen
                                                    ----------------------------
                                                    Name:  Joseph McOwen
                                                    Title:
                                                          ----------------------

                                           Address:        3230   S. Ocean Blvd.
                                                           Palm Beach, FL  33480





























Stockholders' Agreement - Signature Page

                               By:       /s/  Jack L. Messman
                                        ----------------------------------------
                                        Mr. Jack Messman

                               Address: c/o Cambridge Technology Partners 8 Cambridge Center
                                               Cambridge, MA  02142



































Stockholders' Agreement - Signature Page

                                           By:       /s/  Knox Millar
                                                    ----------------------------
                                                    Name:    Knox Millar
                                                    Title:
                                                          ----------------------

                                           Address:        194 West Lane
                                                           Ridgefield, CT  06877

































Stockholders' Agreement - Signature Page

                                         By:       /s/  Martin Moad
                                                  ------------------------------
                                                  Mr. Martin Moad

                                         Address:        c/o Tandy Corporation
                                                         100 Throckmorton, #1800
                                                         Fort Worth, TX  76102
































Stockholders' Agreement - Signature Page

                                         By:       /s/  Anthony Morgano
                                                  ------------------------------
                                                  Name:  Anthony Morgano

                                         Address:        194 Roxbury Rd
                                                         Garden City, N.Y. 11530






























Stockholders' Agreement - Signature Page

                                     By:       /s/  William G. Morton, Jr.
                                              ----------------------------------
                                              Mr. William G. Morton, Jr.

                                     Address:        Boston Stock Exchange, Inc.
                                                     100 Franklin Street
                                                     Boston, MA  02110





























Stockholders' Agreement - Signature Page

                                            By:       /s/  Douglas P.C.  Nation
                                                     ---------------------------
                                                     Name:  Douglas P.C. Nation

                                            Address:
                                                            -------------------
                                                            -------------------
                                                            -------------------






































Stockholders' Agreement - Signature Page

                                             By:       /s/  Anthony Peyser
                                                      --------------------------
                                                      Name:    Anthony Peyser
                                                      Title:
                                                               -----------------

                                             Address:          160 W 86th St 15A
                                                               NYC   10024































Stockholders' Agreement - Signature Page

                                   By: /s/ Thomas G. Plaskett
                                      ---------------------------------------
                                       Mr. Thomas G. Plaskett

                                   Address:  c/o Williams Square
                                             5215 N. O'Connor, #1070
                                             Irving, TX 75039





















Stockholders' Agreement - Signature Page

                                   By: /s/ Lou Provost
                                      ---------------------------------------
                                       Lou Provost

                                   Address:   c/o Tandy Corporation
                                              100 Throckmorton, #1600
                                              Fort Worth, TX 76102


























Stockholders' Agreement - Signature Page

                                   By: /s/  Michael A. Quint
                                      ---------------------------------------
                                       Mr. Mike Quint

                                   Address:   c/o Jackson & Cooksey
                                              12750 Merit, Suite 1310
                                              Dallas, TX 75251



























Stockholders' Agreement - Signature Page

                                   By: /s/ Richard Ramsey
                                      ---------------------------------------
                                       Mr. Richard Ramsey

                                   Address:   c/o Tandy Corporation
                                              100 Throckmorton, #1800
                                              Fort Worth, TX 76102


























Stockholders' Agreement - Signature Page

                                   By: /s/ Leonard H. Roberts
                                      ---------------------------------------
                                       Mr. Leonard H. Roberts

                                   Address:   c/o Tandy Corporation
                                              100 Throckmorton, #1900
                                              Fort Worth, TX 76102


























Stockholders' Agreement - Signature Page

                                   By:  /s/ Richard T. Robertson
                                        /s/ Marianne Robertson
                                      ----------------------------------------
                                        Name:  Richard T. & Marianne Robertson
                                        Title:
                                              --------------------------------

                                   Address:    1531 Lindacrest Drive
                                               Beverly Hills, CA 90210






















Stockholders' Agreement - Signature Page

                                   By: /s/ Johnathan Rodgers
                                      ---------------------------------------
                                       Name:   Johnathan Rodgers
                                       Title:
                                             --------------------------------

                                   Address:    3120 Newark St.
                                               Washington, DC 20008



























Stockholders' Agreement - Signature Page

                                   By:    /s/ Larry Sanitsky
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------

                                   Address:    9340 Readcrest Dr.
                                               Beverly Hills, CA 90210


























Stockholders' Agreement - Signature Page

                                   By:  /s/ Brian D. Sayers
                                      ---------------------------------------
                                        Name:   Brian D. Sayers
                                        Title:
                                              -------------------------------

                                   Address:     5516 Roland Drive
                                                Plano TX 75093





























Stockholders' Agreement - Signature Page

                                   By:  /s/ Steven J. Simmons
                                      ---------------------------------------
                                        Name:   Steven J. Simmons
                                        Title:
                                              -------------------------------

                                   Address:     66 Winding Lane
                                                Greenwich, CT 06831


























Stockholders' Agreement - Signature Page

                                    By:  /s/ Francesca Spinelli
                                         ----------------------------------
                                         Francesca Spinelli

                                    Address:     c/o Tandy Corporation
                                                 100 Throckmorton, #1900
                                                 Fort Worth, TX 76102












Stockholders' Agreement - Signature Page

                                    By:  /s/ Mark E. Stanley
                                         ----------------------------------
                                         Mr. Mark Stanley

                                    Address:    c/o Tandy Corporation
                                                100 Throckmorton, #1100
                                                Fort Worth, TX  76102















Stockholders' Agreement - Signature Page

                                    THE A.J. STEIN FAMILY TRUST DTD 10/14/83


                                    By:  /s/ Alfred J. Stein
                                         ----------------------------------
                                         Mr. Alfred J. Stein

                                    Address:     410 Old Oak Court
                                                 Los Altos, CA 94022












Stockholders' Agreement - Signature Page

                                    By:  /s/ Dennis Stoutenburgh
                                         ----------------------------------
                                         Name:   Dennis Stoutenburgh
                                         Title:  Shareholder

                                    Address:     2804 Rosedale Ave.
                                                 Dallas, TX 75205












Stockholders' Agreement - Signature Page

                                    DAVID TARLOW & CO., CPA, PC


                                    By:  /s/ Charles Golden
                                         ----------------------------------
                                         Name:   Charles Golden
                                         Title:  Pres

                                    Address:     60 East 42nd St
                                                 New York, NY 10165











Stockholders' Agreement - Signature Page

                                    By:  /s/ Tim G. Temple
                                         ----------------------------------
                                         Name:    Tim G. Temple
                                         Title:
                                               ----------------------------

                                         Address: 1509 Chimney Works
                                                  Southlake, TX  76092











Stockholders' Agreement - Signature Page

                                    By:  /s/ John C. Thomas, Jr.
                                         ----------------------------------
                                         John C. Thomas, Jr.

                                    Address:    14 Sutton Place So.
                                                New York, N.Y. 10022















Stockholders' Agreement - Signature Page

                                    By:  /s/ William E. Tucker
                                         ----------------------------------
                                         Mr. William E. Tucker

                                    Address:     100 Throckmorton, #416
                                                 Fort Worth, TX  76102












Stockholders' Agreement - Signature Page

                                    By:  /s/ Stuart Turner
                                         ----------------------------------
                                         Name:  Stuart Turner
                                         Title:
                                               ----------------------------

                                    Address:    72 Biltmore Estates
                                                Phoenix, AZ 85016
















Stockholders' Agreement - Signature Page

                                    VINSON & ELKINS L.L.P.

                                    By:  /s/ William R. Volk
                                         ----------------------------------
                                         Name:   William R. Volk
                                         Title:  Partner

                                    Address:     Vinson & Elkins L.L.P.
                                                 2001 Ross Avenue
                                                 3700 Trammell Crow Center
                                                 Dallas, Texas  75201-2975
















Stockholders' Agreement - Signature Page

                                  By:     /s/  Mark P. Weill
                                          ----------------------------
                                          Name:    Mark P. Weill
                                          Title:        --
                                                ----------------------

                                  Address:     399 Park Avenue
                                               NY, NY  10043


























Stockholders' Agreement - Signature Page

                                  By:     /s/  William F. Weld
                                          ----------------------------
                                          Name:    William F. Weld
                                          Title:   Partner

                                  Address:    McDermott, Will & Emery

                                              ------------------------
                                              ------------------------





























Stockholders' Agreement - Signature Page

                                  By:        /s/  Bourne F. Welsh
                                             ----------------------------------
                                             Name:  Bourne F. Welsh
                                             Tite:

                                  Address:      501 E. 79th St.
                                                NYC, NY 10021


























Stockholders' Agreement - Signature Page

                                  By:        /s/  Leah Welsh
                                             ----------------------------------
                                             Leah Welsh

                                  Address:      6417 Maryland Drive
                                                Los Angeles, CA 90048




























Stockholders' Agreement - Signature Page

                                  By:        /s/  Edwina D. Woodbury
                                             ----------------------------------
                                             Ms. Edwina D. Woodbury

                                  Address:      629 Totten Place
                                                Chapel Hill, NC 27514


























Stockholders' Agreement - Signature Page

                            NBC - DCCI HOLDING, INC.


                            By:     /s/
                                    -------------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

                            Address: c/o National Broadcasting Company, Inc. 30 Rockefeller Plaza
                                        46th Floor (4618E)
                                        New York, New York  10112
                                        Attn:  Brandon Burgess























Stockholders' Agreement - Signature Page